Rule 497(e)

File Nos. 2-75503

811-03364

MAXIM SERIES FUND, INC.

Supplement dated July 11, 2005 to

Prospectus dated May 1, 2005

Maxim Salomon Brothers High Yield Bond Portfolio

A new benchmark index for the Maxim Solomon Brothers High Yield Bond Portfolio has been selected by the sub-adviser, Salomon Brothers Asset Management, Inc. The new benchmark index is the Citigroup High Yield Market Index. As a result, the following changes are made to the prospectus:

Under the heading, Maxim Salomon Brothers High Yield Bond Portfolio, Portfolio Performance Data, please delete the disclosure regarding the average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2004, and replace it with the following disclosure:

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2004:

One Year	Since Inception
Maxim Salomon Brother High Yield Bond Portfolio	9.36%	11.05%
Lehman U.S. Corporate High Yield Bond Index	11.13%	14.52%
Citigroup High Yield Market Index	10.80%	14.86%

The inception date for the Maxim Salomon Brothers High Yield Bond Portfolio was May 21, 2003.

The Lehman U.S. Corporate High Yield Bond Index is an index generally representative of corporate bonds rated below investment-grade.

The Citigroup High Yield Market Index is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada.

This supplement should be retained for future reference.